                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 15, 1999, in the Registration Statement (Form S-1) and related Prospectus of eToys Inc. for the registration of its common stock.

                                          Ernst & Young LLP

Los Angeles, California
February 16, 1999